SCUDDER
                                                                 INVESTMENTS(SM)
                                                                          [LOGO]

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Money Market
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Scudder U.S. Treasury
Money Fund

Fund #059



Annual Report
May 31, 2000



The fund seeks current income consistent with safety, liquidity, and stability of capital.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
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                       4   Letter from the Fund's President

                       6   Portfolio Management Discussion

                      12   Glossary of Investment Terms

                      13   Investment Portfolio

                      14   Financial Statements

                      17   Financial Highlights

                      18   Notes to Financial Statements

                      21   Report of Independent Accountants

                      22   Tax Information

                      23   Officers and Trustees

                      24   Investment Products and Services

                      26   Scudder Solutions

Scudder U.S. Treasury Money Fund

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ticker symbol SCGXX                                          fund number     059
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Date of             o    Short-term interest rates continued to rise over the
Inception:               12-month period, directly benefiting money market
11/23/81                 securities.

                    o    Scudder U.S. Treasury Money Fund reflected the rate
                         increases as its 7-day average yield rose from 4.17% to
Total Net                5.43% over the 12 months.
Assets as of
5/31/00:            o    An opportunistic strategy and commitment to high
$365.4 million           quality money market securities resulted in a total
                         return of 4.83% for the fund, essentially matching the average return of 95 U.S. Treasury money market funds for the 12-month period ended May 31, 2000.^1

                    o Management maintained a shorter average maturity than its peers over most of the period, which provided liquidity and the flexibility to reinvest in higher yielding securities, especially toward the end of the period.

^1 Source: Lipper Analytical Services, Inc., an independent analyst of investment performance. Performance includes reinvestment of dividends and is no guarantee of future results.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

Until March 10 the great bull market for "new economy" stocks seemed unstoppable. However, rising interest rates eventually proved too much, as many stocks with high valuations and little or no earnings experienced sharp declines. While we believe the economy is being transformed by a technological revolution, the now lower valuations have helped reduce the level of market risk.

This kind of economic revolution combined with wide market swings can be unnerving for investors. Yet, experience tells us that the best approach during such periods is to take a step back and review one's long-term investment goals. It is easy to get caught up in the quickly shifting winds, especially when it has become only more convenient and economical to move from one investment to the next. While adjusting your investment portfolio by adding new investments and harvesting others should be a regular ritual, I encourage you to remain focused on your original purposes for investing.

If you are investing for retirement in 20 years and are seeking long-term gains, you should continue to invest in funds that will help you best achieve those ends, such as domestic and international equity funds. If you are investing for the short term (1-2 years) and don't want to risk your principal, you should not be considering technology or other narrowly focused funds for a substantial portion of your portfolio. Stick to your plan, stay focused, and avoid the latest fad. Unless you plan to devote your full-time energies to investing every day, we think you will be better served by taking a long-term approach that includes exposure to several asset classes. This includes domestic and international stock, small-cap, fixed income, and money market funds.

As a shareholder in Scudder U.S. Treasury Money Fund you already hold a key element of a well-diversified portfolio. The fund's conservative, high quality, and very liquid investments provide relative stability, high current income, and a short-term parking place for a portion of your investment portfolio. With short-term interest rates rising and inflation moderate, investors are seeing some of the best real yields for money market funds in years. For a detailed discussion of management's investment strategy and portfolio positioning, I encourage you to read the Portfolio Management Discussion with Frank Rachwalski and Christopher Proctor beginning on page 6.

For current information on the fund and your account, visit our Internet Web site at www.scudder.com. There you'll find a wealth of information, including the most recent performance, the latest news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Thank you for your continued investment in Scudder U.S. Treasury Money Fund.

Sincerely,

/s/Lin Coughlin
Linda C. Coughlin
President,
Scudder U.S. Treasury Money Fund

Portfolio Management Discussion
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                                                                    May 31, 2000

In the following interview, portfolio managers Frank J. Rachwalski, Jr. and Christopher Proctor discuss the market environment and their approach to managing the fund.

Q: The U.S. stock and bond markets winced with each increase in short-term interest rates by the Federal Reserve. How did the rate increases affect money market securities over the 12-month period?

A: Money market securities are directly impacted by changes in short-term rates, especially the federal funds rate, an important benchmark that is widely watched by fixed income investors. With the U.S. economy strong, unemployment near an all time low, and consumer confidence high, concerns over an acceleration of the inflation rate took center stage. Since the Federal Reserve ("the Fed") has the responsibility to conduct the nation's monetary policy and maintain stability of the financial system, it continued to raise the federal funds rate in response to these trends (see Changes in the Federal Funds Rate below).

One thing that investors have witnessed over the past year is the surprising resiliency of the U.S. economy. Despite raising rates six times and one-and-three-quarters percentage points over the 12 months in attempts to slow growth, the U.S. economy continued to expand at a rapid clip. In the first quarter of this year gross domestic product

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Changes in the Federal Funds Rate
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Federal Funds                                      New rate            Change
--------------------------------------------------------------------------------
June 30, 1999                                        5.00%             +0.25%
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August 24                                            5.25%             +0.25%
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November 16                                          5.50%             +0.25%
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February 2, 2000                                     5.75%             +0.25%
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March 21                                             6.00%             +0.25%
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May 16                                               6.50%             +0.50%
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The federal funds rate is the interest rate charged by banks with excess reserves at the Federal Reserve district bank to banks needing overnight loans to meet reserve requirements. The federal funds rate is the most sensitive indicator of the direction of interest rates, since it is set daily by the market and represents a very short maturity -- an overnight loan.

grew 5.5%. Reflecting signs that inflationary pressures have been building, the consumer price index rose 3.1%, up significantly from the beginning of the 12-month period.

While we think the Fed is closer to achieving its objectives of slowing the economy and controlling inflation, we believe another rate hike is likely. With recent consumer confidence numbers suggesting that consumers are not afraid and are continuing their buying spree, we think the Fed will have to pursue a policy of raising interest rates for the near term. However, the Fed may take a cautious approach to raising rates prior to the November elections.

Q: How did you manage the portfolio in this environment?

A: We pursued two strategies, reflecting the two distinct environments over the 12 months -- the period leading up to the end of 1999 and the year-to-date period. Toward the end of 1999, we continued to focus on maintaining a sufficient level of liquidity in the portfolio while taking advantage of what the market was offering. Generally, this meant maintaining a shorter average maturity than the fund's peers. This strategy was driven by our cautionary approach to the Y2K changeover, which some had speculated might result in a shift to short-term money market instruments at year-end. We maintained a higher than normal level of liquidity in the portfolio in order to be prepared for potentially high investor demand for cash. By maintaining a shorter maturity in the rising rate environment, our existing holdings matured more quickly, which enabled us to invest in higher yielding securities sooner than if we had maintained a longer average maturity. A limitation of this strategy is that we gave up a small amount of current yield by maintaining a shorter maturity.

As it turned out, the Fed pumped a great deal of money into the financial system by allowing monetary reserves to grow rapidly in the fourth quarter of 1999. Some speculated that this super-liquid market helped to fuel the strong stock market rally. We think that remaining very liquid (by maintaining a relatively short maturity at year-end) was the right approach. If the fund's portfolio had been invested in longer term securities and there had been a high demand for cash by investors, it could have been costly to raise cash at that time.

Q: How did the environment change at the beginning of 2000?

A: Y2K concerns essentially evaporated at the beginning of this year, as it became clear that fears were overdone and the Fed would likely begin reducing the excess market liquidity. We viewed this as an opportunity to pick up some higher yielding paper by extending the portfolio's average maturity slightly. However, the portfolio's maturity still remained shorter than its peers, given our expectations that rates would continue to rise. At the end of the period, the portfolio had an average maturity of 21 days, which compares to about 35 days for the average U.S. Treasury money market fund.

Q: How did the fund perform?

A: Reflecting the rising interest rate environment, the fund's yield rose. Scudder U.S. Treasury Money Fund's

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Portfolio Maturity
(Average number of days)
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THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE SHOWING THE PORTFOLIO MATURITY
FROM 5/99 TO 5/00

                        5/99    47
                        6/99    32
                        7/99    43
                        8/99    39
                        9/99    21
                        10/99   38
                        11/99   40
                        12/99   35
                        1/00    31
                        2/00    26
                        3/00    14
                        4/00    19
                        5/00    21

7-day yield increased from 4.17% to 5.43% over the 12 months, which translated into compound effective yields of 4.26% and 5.57%, respectively. From a total return standpoint, the fund's 4.83% one-year return essentially matched the 4.84% average total return for 95 U.S. Treasury money market funds as ranked by Lipper Analytical Services, Inc.

Q: In what kinds of securities can the fund invest?

A: The fund invests exclusively in short-term securities unconditionally guaranteed by the U.S. government (as to payment of principal and interest) and repurchase agreements backed fully by U.S. Treasury securities. While an investment in the fund itself is not insured by the FDIC or guaranteed, these securities are considered to be among the safest available due to the government guarantee and relatively short maturities.

From a tax standpoint the fund offers an important benefit: income earned from direct obligations of the U.S. government (primarily U.S. Treasuries) is typically exempt from state and local income taxes. Most, but not all, states allow this tax-exempt character of the fund's income to pass through to shareholders so that distributions from the fund (to the extent derived from interest that is exempt from state and local income taxes) are exempt from such taxes. For the 1999 calendar year, 24.08% of the fund's income was derived from U.S. Treasury obligations. (Shareholders should consult their tax adviser for additional information about the tax treatment of interest from U.S. government securities.)

Q: The fund can invest in a variety of short-term securities. How did you allocate the fund's assets?

A: In managing the portfolio, we focus on maintaining its average life (the average maturity of the portfolio) within a target range given current interest rate trends. As a result, we generally do not make big asset allocation shifts within the fund's portfolio. We attempt to maintain exposure to a broad selection of U.S. government guaranteed short-term securities, including U.S. Treasury obligations, U.S. government-backed securities, and repurchase agreements.

We continued to emphasize repurchase agreements (commonly called "repos"), which comprised 51% of assets. These very short-term loans (usually seven days or less) are collateralized by U.S. government notes and provide a private sector yield, or a yield that is comparable to non-government issued money market securities. These securities tend to trade more cheaply than comparable Treasury bills and often represent good value from our standpoint. Because repos are collateralized by Treasuries and have relatively short maturities, these securities tend to react quickly when interest rates change. Our holdings of repos benefited the portfolio as rates rose over the period.

Q: What is your outlook for interest rates?

A: As we mentioned earlier, we think the Fed will raise rates at least one more time before the November elections. Since we have recently begun to see signs that the economy may be slowing in reaction to the higher rate environment, we think the Fed may eventually be able to ease off its current policy of raising short-term interest rates. Knowing when to stop raising rates is a tough job for the Fed since the rate increases take time to work their way through the economy. Typically it takes six months for the effects to begin showing up, so the braking effects of this year's rate hikes on growth may be still yet to come. In any case, we believe that this is a great environment for money market fund investors because interest rates are rising and real yields (after subtracting inflation) are still providing investors with very attractive returns.

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Fund Yields
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                                                       7-day          7-day
                                                      average      compounded
                                                       yield     effective yield
-------------------------------------------------------------------------------
May 31, 1999                                          4.17%            4.26%
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May 31, 2000                                          5.43%            5.57%
-------------------------------------------------------------------------------

Scudder U.S. Treasury Money Fund:
A Team Approach to Investing

Scudder U.S. Treasury Money Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Frank J. Rachwalski, Jr. joined the Adviser in 1973 as a money market specialist within the fixed income group and assumed responsibility for the fund's day-to-day management and overall investment strategies on January 1, 1998. Mr. Rachwalski has been responsible for the trading and portfolio management of money market funds since 1974.

Portfolio manager Christopher Proctor joined the Adviser in 1999 as a money market manager. Mr. Proctor has ten years of investment industry experience.

Glossary of Investment Terms
--------------------------------------------------------------------------------

        Federal Open  The committee that sets interest rate and credit policies
              Market  for the Federal Reserve System. The committee decides
           Committee  whether to increase or decrease interest rates through
              (FOMC)  open-market operations. The committee's actions are closely watched and interpreted by economists and stock and bond market analysts, who try to predict whether the Fed is seeking to tighten credit to reduce inflation or to loosen credit to stimulate the economy.

               Gross  Gross domestic product is a commonly referenced measure of
            Domestic the health of the U.S. economy and refers to the market Product (GDP) value of the goods and services produced by labor and property in the United States. Economic growth that is overly strong can lead to accelerating inflation; weakening growth can lead to a recession.

           Inflation  An overall increase in prices usually measured by the
                      Consumer Price Index (CPI) and the Producer Price Index
                      (PPI). CPI is calculated by the U.S. Bureau of Labor Statistics and measures the cost of a basket of goods and services over time. The PPI is calculated by the U.S. Department of Labor and measures the wholesale cost of goods over a specified period.

          Repurchase An agreement between a seller and a buyer, usually of U.S. Agreements government securities, whereby the seller agrees to
            ("Repo") repurchase the securities at an agreed-upon price and, usually, at a stated time.

          Treasuries  Negotiable debt obligations of the U.S. government secured by its full faith and credit and issued at various schedules and maturities. These include Treasury bills, notes, and bonds. The income from Treasury securities is exempt from state and local, but not federal taxes.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)
Additional glossary terms are available at our Internet Web site-- www.scudder.com.

Investment Portfolio                                       as of May 31, 2000
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                                                        Principal
                                                        Amount ($)     Value ($)
--------------------------------------------------------------------------------

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Repurchase Agreements 51.0%
--------------------------------------------------------------------------------

 Goldman Sachs Inc., 6.2%, to be repurchased
    at $50,180,833 on 6/20/2000** ..................    50,000,000    50,000,000
 Goldman Sachs Inc., 6.22%, to be repurchased
    at $20,024,189 on 6/7/2000** ...................    20,000,000    20,000,000
 Morgan Stanley Inc., 6.23%, to be repurchased
    at $50,060,569 on 6/7/2000** ...................    50,000,000    50,000,000
 Salomon Brothers Inc., 6.26%, to be repurchased
    at $50,060,861 on 6/1/2000** ...................    50,000,000    50,000,000
 State Street Bank and Trust Company, 6.37%, to be
    repurchased at $13,944,467 on 6/1/2000** .......    13,942,000    13,942,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (Cost $183,942,000)                      183,942,000
--------------------------------------------------------------------------------

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U.S. Treasury Obligations 28.3%
--------------------------------------------------------------------------------

 U.S. Treasury Bill, 6/1/2000 ......................    40,000,000    40,000,000
 U.S. Treasury Bill, 6/1/2000 ......................    22,000,000    22,000,000
 U.S. Treasury Note, 8/31/2000 .....................    40,000,000    40,030,910
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Total U.S. Treasury Obligations (Cost $102,030,910)                  102,030,910
--------------------------------------------------------------------------------

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U.S. Government Backed Securities 20.7%
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 Overseas Private Invest Corp.*, 6.2%, 4/2/2007                       ----------
    (Cost $74,500,000) .............................    74,500,000    74,500,000
                                                                      ----------
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Total Investment Portfolio -- 100.0% (Cost $360,472,910) (a)         360,472,910
--------------------------------------------------------------------------------

(a)  The cost for federal income tax purposes was $360,472,910.

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. These securities are shown at their rate as of May 31, 2000.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

    The accompanying notes are an integral part of the financial statements.

Financial Statements

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of May 31, 2000
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (including repurchase
   agreements of $183,942,000) (cost $360,472,910) ......    $360,472,910
Cash ....................................................          3,318
Interest receivable .....................................      1,466,780
Receivable for Fund shares sold .........................      6,776,092
Due from Adviser ........................................        235,797
Other assets ............................................          2,792
                                                            ------------
Total assets ............................................    368,957,689

Liabilities
--------------------------------------------------------------------------------
Dividends payable .......................................         69,357
Payable for Fund shares redeemed ........................      3,083,193
Accrued management fee ..................................        200,825
Accrued Trustees' fees and expenses .....................         29,568
Other accrued expenses and payables .....................        201,413
                                                            ------------
Total liabilities .......................................      3,584,356
--------------------------------------------------------------------------------
Net assets, at value ....................................   $365,373,333
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Paid-in capital .........................................    365,373,333
--------------------------------------------------------------------------------
Net assets, at value                                        $365,373,333
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
NetAsset Value, offering and redemption price per share
   ($365,373,333 / 365,376,374 outstanding shares of
   beneficial interest, $.01 par value, unlimited number
   of shares authorized) ................................   $       1.00
                                                            ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended May 31, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Interest ..........................................   $ 21,496,633
                                                      ------------
Expenses:
Management fee ....................................      2,010,597
Services to shareholders ..........................      1,914,348
Custodian and accounting fees .....................         81,114
Auditing ..........................................         35,953
Legal .............................................         10,407
Trustees' fees and expenses .......................         90,735
Reports to shareholders ...........................         44,891
Registration fees .................................         27,993
Other .............................................         17,855
                                                      ------------
Total expenses, before expense reductions .........      4,233,893
Expense reductions ................................     (1,600,945)
                                                      ------------
Total expenses, after expense reductions ..........      2,632,948
--------------------------------------------------------------------------------
Net investment income                                   18,863,685
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                    $   18,863,685
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


-----------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------
                                                                                  Eleven Months
Increase (Decrease) in Net                                       Year Ended       Ended May 31,     Year Ended
Assets                                                          May 31, 2000          1999         June 30, 1998
-----------------------------------------------------------------------------------------------------------------
Operations:
Net investment income ........................................   $  18,863,685    $  16,657,996    $  18,831,772
Net realized gain (loss) on
   investment transactions ...................................            --             14,161           15,357
Net unrealized appreciation
   (depreciation) on investment
   transactions during the period ............................            --            (11,769)         (15,067)
                                                                 -------------    -------------    -------------
Net increase (decrease) in net
   assets resulting from
   operations ................................................      18,863,685       16,660,388       18,832,062
                                                                 -------------    -------------    -------------
Distributions to shareholders
   from:
Net investment income ........................................     (18,863,685)     (16,657,996)     (18,831,772)
                                                                 -------------    -------------    -------------
Net realized gains ...........................................            --            (14,161)         (15,357)
                                                                 -------------    -------------    -------------
Fund share transactions at net asset value of $1.00 per share:
Proceeds from shares sold ....................................     663,431,753      712,989,234      865,115,721
Reinvestment of distributions ................................      17,880,673       15,776,229       17,248,372
Cost of shares redeemed ......................................    (742,567,207)    (690,653,783)    (892,417,877)
                                                                 -------------    -------------    -------------
Net increase (decrease) in net
   assets from Fund share
   transactions ..............................................     (61,254,781)      38,111,680      (10,053,784)
                                                                 -------------    -------------    -------------
Increase (decrease) in net assets ............................     (61,254,781)      38,099,911      (10,068,851)
Net assets at beginning of period ............................     426,628,114      388,528,203      398,597,054
                                                                 -------------    -------------    -------------
Net assets at end of period ..................................   $ 365,373,333    $ 426,628,114    $ 388,528,203
                                                                 -------------    -------------    -------------

    The accompanying notes are an integral part of the financial statements.


Financial Highlights
------------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------
                                  2000(a)  1999(b) 1998(c) 1997(c) 1996(c)  1995(c)
------------------------------------------------------------------------------------
Net asset value, beginning of
period                           $1.000   $1.000   $1.000  $1.000  $1.000  $1.000
                                 ---------------------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)     .047     .040     .047    .045    .048    .046
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income and net
  realized gains on investment
  transactions (d)                (.047)   (.040)   (.047)  (.045)  (.048)  (.046)
------------------------------------------------------------------------------------
Net asset value, end of period   $1.000   $1.000   $1.000  $1.000  $1.000  $1.000
                                 ---------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%) (e)               4.83     4.09**   4.83    4.58    4.91    4.70
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                        365      427      389     399     396     383
------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                     1.06(f)  1.08*    1.00     .94     .92     .90
------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                      .66(f)   .65*     .65     .65     .65     .65
------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                         4.70     4.37*    4.72    4.49    4.80    4.61
------------------------------------------------------------------------------------

(a)  For the year ended May 31, 2000.

(b) For the eleven months ended May 31, 1999. On August 10, 1998, the Board of Trustees of the Fund changed the fiscal year end of the Fund from June 30 to May 31.

(c)  For the year ended June 30.

(d)  Net realized capital gains were less than 6/10 of 1(cent)per share.

(e)  Total returns would have been lower had certain expenses not been reduced.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.04% and .65%, respectively.

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder U.S. Treasury Money Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. On August 10, 1998, the Board of Trustees of the Fund changed the fiscal year end of the Fund from June 30 to May 31.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund values portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which the Fund must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.50% of its average daily net assets computed and accrued daily and payable monthly. In addition, the Adviser has agreed to maintain the annualized expenses of the Fund at not more than 0.65% of average daily net assets until September 30, 2000. Certain expenses incurred in connection with the reorganization are excluded from the expense limitation. For the year ended May 31, 2000, the Adviser did not impose a portion of its fee amounting to $1,560,485, and the portion imposed amounted to $450,112.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended May 31, 2000, the amount charged to the Fund by SSC aggregated $700,133, of which $56,366 is unpaid at May 31, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended May 31, 2000, the amount charged to the Fund by STC aggregated $1,032,327, of which $82,803 is unpaid at May 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended May 31, 2000, the amount charged to the Fund by SFAC aggregated $49,726, of which $3,825 is unpaid at May 31, 2000.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended May 31, 2000, Trustees' fees and expenses aggregated $37,110. In addition, a one-time fee of $53,625 was accrued for payment to those Trustees not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note E. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $26,812 of such costs.

C. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended May 31, 2000, the Fund's custodian and transfer agent fees were reduced by $1,656 and $11,992, respectively, under these arrangements.

D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees and the Shareholders of Scudder U.S. Treasury Money Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder U.S. Treasury Money Fund (the "Fund") at May 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
July 7, 2000

Tax Information
--------------------------------------------------------------------------------

By now shareholders for whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

Linda C. Coughlin*                           Ann M. McCreary*
  o President and Trustee                      o Vice President

Henry P. Becton, Jr.                         Frank J. Rachwalski, Jr.*
  o Trustee; President and General             o Vice President
    Manager, WGBH Educational
    Foundation                               John Millette*
                                               o Vice President and Secretary
Dawn-Marie Driscoll
  o Trustee; Executive Fellow, Center        John R. Hebble*
    for Business Ethics, Bentley               o Treasurer
    College; President, Driscoll
    Associates                               Caroline Pearson*
                                               o Assistant Secretary
Peter B. Freeman
  o Trustee; Corporate                       *Scudder Kemper Investments, Inc.
    Director and Trustee

George M. Lovejoy, Jr.
  o Trustee; President and Director,
    Fifty Associates; Chairman
    Emeritus, Meredith and Grew, Inc.

Wesley W. Marple, Jr.
  o Trustee; Professor of Business
    Administration, Northeastern
    University, College of Business
    Administration

Kathryn L. Quirk*
  o Trustee, Vice President and
    Assistant Secretary

Jean C. Tempel
  o Trustee; Managing Director,
    First Light Capital

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth
   Scudder U.S. Treasury Money Fund                 Value
   Scudder Cash Investment Trust                      Scudder Large Company Value Fund
   Scudder Money Market Series --                     Scudder Value Fund***
     Prime Reserve Shares*                            Scudder Small Company Value Fund
     Premium Shares*                                  Scudder Micro Cap Fund
     Managed Shares*
   Scudder Tax Free Money Fund+                     Growth
                                                      Scudder Classic Growth Fund***
 Tax Free+                                            Scudder Large Company Growth Fund***
   Scudder Limited Term Tax Free Fund                 Scudder Select 1000 Growth Fund
   Scudder Medium Term Tax Free Fund                  Scudder Development Fund
   Scudder Managed Municipal Bonds                    Scudder 21st Century Growth Fund***
   Scudder High Yield Tax Free Fund***
   Scudder California Tax Free Fund**               Global Equity
   Scudder Massachusetts Limited Term               Worldwide
     Tax Free Fund**                                  Scudder Global Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                     Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder Global Discovery Fund***
 U.S. Income                                          Scudder Emerging Markets Growth Fund
   Scudder Short Term Bond Fund                       Scudder Gold Fund
   Scudder GNMA Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.***
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Health Care Fund
 Asset Allocation                                     Scudder Technology Fund
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio               Preferred Series
   Scudder Pathway Growth Portfolio                   Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund***
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA                                          IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Class S Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of [LOGO] Zurich Financial Services Group